SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

REGAL-BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)

1-7283 (Commission File Number)

39-0875718 (IRS Employer Idenfication Number)

200 State Street, Beloit, Wisconsin 53511

(Addresses of Principal executive offices)

(608) 364-8808

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

(a) The Company announced that it has received approval for listing on the New York Stock Exchange (“NYSE”). The Company’s common stock will begin trading on the NYSE on January 21, 2005 after the Company’s Board of Directors rings the opening bell. The Company will retain the stock symbol “RBC.”

(b) Exhibits: The following exhibit is being filed herewith.

(99) Press Release of REGAL-BELOIT Corporation dated

January 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /s/ David A. Barta

David A. Barta

Vice President, Chief Financial Officer

Dated: January 18, 2005

Exhibit 99

REGAL-BELOIT CORPORATION Authorized for

Listing on the New York Stock Exchange

Beloit, WI – January 18, 2005 – REGAL-BELOIT CORPORATION (AMEX:RBC) today announced the Company has received approval for listing on the New York Stock Exchange (“NYSE”). The Company’s common stock will begin trading on the NYSE on January 21, 2005 after the Company’s Board of Directors rings the opening bell. The Company will retain the stock symbol “RBC.”

About REGAL-BELOIT CORPORATION:

REGAL-BELOIT CORPORATION (AMEX:RBC) is a leading manufacturer of mechanical and electrical motion control and power generation products serving markets throughout the world. REGAL-BELOIT is headquartered in Beloit, Wisconsin, and has manufacturing, sales, and service facilities throughout the United States and Canada, and in Mexico, Europe and Asia. For more information, visit the company’s website at www.regal-beloit.com.

Cautionary Concerning Forward-Looking Statements

This press release may include certain “forward-looking statements” intended to qualify for the safeharbors from liability established by the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical fact are considered forward-looking statements. These statements are based on management’s current expectations and are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. Factors that could affect actual results or outcomes include: approval and timing of the Company’s application to the NYSE, unexpected issues and costs arising from the consolidation of the acquisitions; unanticipated fluctuations in commodity prices and issues associated with the Company’s ability to pass increased prices on to its customers; and changes in global political, economic, business, competitive, market and regulatory factors. For a detailed discussion of these and other factors, investors are directed to the Company’s filings with the Securities and Exchange Commission. Shareholders, potential investors and others are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

For more information:

REGAL-BELOIT CORPORATION

Media: Fritz Hollenbach

V.P. Administration & Human Resources

Telephone: 608/364-8808, X107

fhollenbach@regal-beloit.com

Financial: Dave Barta

Chief Financial Officer

Telephone: 608/364-8808, X106

dbarta@regal-beloit.com